UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 29, 2024

Date of Report (date of earliest event reported)

Steel Connect, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(914) 461-1276

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STCN	Nasdaq Capital Market
Rights to Purchase Series D Junior Participating Preferred Stock	--	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 29, 2024, Steel Connect, Inc., a Delaware corporation (the “Company”), convened its virtual annual meeting of stockholders of the Company (the “Annual Meeting”) at 12:00 p.m., Eastern Time.

At the close of business on June 5, 2024, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 6,304,750 outstanding shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) entitled to one vote per share. In addition, as of the record date, there were 35,000 shares of Series C preferred stock (the “Series C Preferred Stock”) and 3,500,000 shares of Series E preferred stock (the “Series E Preferred Stock”) outstanding, convertible into 1,913,265 and 19,809,785 shares of Common Stock, respectively, and the holders thereof were entitled to vote the Series C Preferred Stock and Series E Preferred Stock, as applicable, on each matter brought before the Annual Meeting on an as-converted basis together with the holders of the Common Stock (i.e., the 35,000 shares of Series C Preferred Stock and 3,500,000 shares of Series E Preferred Stock had the same voting power as 1,913,265 and 19,809,785 shares of Common Stock, respectively). In aggregate, as of the record date, there were 28,027,800 voting interests of shares of Common Stock constituting all of the outstanding voting securities of the Company.

The total number of shares of Common Stock (including those entitled to vote on an as-converted basis) that voted in person or by proxy at the Annual Meeting was 25,658,285, representing approximately 91.5% of the 28,027,800 shares of capital stock outstanding and entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.

The results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

Proposal No. 1-Election of Directors. Stockholders elected each of the following directors to serve in Class III until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Jeffrey J. Fenton	24,317,681	497,973	842,631
Jeffrey S. Wald	24,306,634	509,020	842,631
Renata Simril	24,326,366	489,288	842,631

Proposal No. 2-Advisory Vote to Approve Executive Compensation. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
24,560,694	112,803	142,157	842,631

Proposal No. 3-Advisory Vote to Approve the Frequency of the Vote on Executive Compensation. Stockholders approved, on an advisory basis, the frequency of one year for future advisory votes on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
24,646,322	3,006	6,736	159,590	842,631

Proposal No. 4-Ratification of Independent Registered Public Accounting Firm. Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year.

For	Against	Abstain
25,650,331	3,052	4,902

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2024	Steel Connect, Inc.

By:	/s/ Ryan O’Herrin
Name:	Ryan O’Herrin
Title:	Chief Financial Officer

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